[Scudder Investments logo]

Scudder GNMA Fund

Class AARP and Class S Shares

Semiannual Report

March 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder GNMA Fund	Ticker Symbol	Fund Number
Class AARP	AGNMX	193
Class S	SGINX	393

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

[Photograph of Lin Coughlin]
Dear Shareholder,

Although the slowing global economy and falling corporate profits hurt equity investments in 2000 and 2001, the same recessionary environment - and steadily declining interest rates - benefited the returns of higher quality bonds. Now, as more economic indicators have turned positive, interest rates on short- and intermediate-term bonds have begun to rise, while their prices, which move in the opposite direction, have fallen. This can be a more challenging environment for bonds, but we believe Scudder GNMA Fund's emphasis on quality has helped the fund achieve a record of competitive returns and a relatively high degree of price stability.

As noted in the Portfolio Management Review that begins on page <Click Here>, the portfolio is made up primarily of Government National Mortgage Association (GNMA) and U.S. Treasury securities - both of which are backed by the full faith and credit of the U.S. government with respect to the payment of principal and interest. Although declining interest rates have contributed to lower yields from bond funds, we believe Scudder GNMA Fund can continue to be an important core holding for investors, particularly those looking to maintain portfolio diversification and lower risk in their portfolios.

Thank you for your continued investment in Scudder GNMA Fund.

Sincerely,
/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder GNMA Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Performance Summary March 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Scudder GNMA Fund - Class AARP	.61%	5.50%	6.16%	6.71%	6.22%
Lehman Brothers GNMA Index+	1.25%	6.51%	7.04%	7.71%	7.39%

	6-Month	1-Year	Life of Class*
Scudder GNMA Fund - Class S	.61%	5.50%	8.68%
Lehman Brothers GNMA Index+	1.25%	6.51%	9.40%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

* On July 17, 2000, the Fund commenced offering Class S shares. Index comparisons begin July 31, 2000.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/02	$ 14.97	$ 14.97
9/30/01	$ 15.32	$ 15.32
Distribution Information: Six Months: Income Dividends	$ .44	$ .44
March Income Dividend	$ .0735	$ .0735
SEC 30-day Yield**	4.90%	4.90%
Current Annualized Distribution Rate**	5.89%	5.89%

** Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 2002, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class AARP Lipper Rankings - GNMA Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	26	of	64	40
3-Year	19	of	49	38
5-Year	26	of	40	64
10-Year	20	of	22	87

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment
-- Scudder GNMA Fund - Class AARP -- Lehman Brothers GNMA Index+

Yearly periods ended March 31

Comparative Results
Scudder GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$10,550	$11,965	$13,838	$18,291
	Average annual total return	5.50%	6.16%	6.71%	6.22%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,651	$12,265	$14,496	$20,398
	Average annual total return	6.51%	7.04%	7.71%	7.39%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Returns and rankings may differ by share class. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes may vary, expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

In the following interview, Scott E. Dolan and Richard L. Vandenberg, portfolio managers of Scudder GNMA Fund, discuss market conditions and the fund's investment strategy during the six-month period ended March 31, 2002.

Q: How would you describe the fixed-income environment of the past six months?

A: Following the events of September 11, 2001, the interest rate environment has been volatile. At the beginning of the period - that is, last October - interest rates on short-term bonds (those maturing in one year or less) fell sharply. Part of this decline was caused by the aggressive series of interest rate reductions by the Federal Reserve Board (the Fed). There also were fears that the economic recovery might be delayed for several months. However, toward the end of the year, that attitude started to turn around as people began to see that the recovery would come sooner than expected. As a result, short-term interest rates - as determined by the bond market, not the Fed - started to move up.

Q: How did the fund perform in this environment?

A: The fund's Class S shares' six-month total return of 0.61 percent was below that of its benchmark, the Lehman Brothers Government National Mortgage Association (GNMA) Index, which rose 1.25 percent, although the average GNMA fund as tracked by Lipper, Inc., returned 0.49 percent for the same period. GNMA securities did not perform very well in the fourth quarter of 2001, especially in the first couple of months. As is often the case, sharply declining interest rates led to an increase in mortgage refinancings by home owners. These "prepayments," as they are known, meant mortgage-backed securities with higher interest rates were being replaced with securities carrying lower interest rates. While this environment is good for home owners, it means lower returns for investors. However, by the end of 2001 and in January and February of this year, interest rates had moved up a little bit, which meant fewer refinancings, leaving investors more comfortable owning GNMA securities, rather than Treasuries.

Treasury Yield Curve: Recent History

The yield curve has steepened over the past six months as short- and intermediate-term interest rates have risen.

Source: Deutsche Investment Management Americas Inc., Bloomberg, L.P.

Q: How do rising interest rates make GNMAs more attractive?

A: It will help if we first explain how we manage the fund. We strive to provide high current income and safety of principal, while also seeking total return. We use a "top-down" approach to pursue this objective, focusing on the portfolio's duration, that is, its sensitivity to change in interest rates, the fund's positioning with respect to the yield curve,1 and the fund's allocation between GNMAs and Treasury securities - all of which are backed by the full faith and credit of the U.S. government.2 We also do an extensive analysis of prepayment expectations of individual GNMAs. We seek to manage prepayment risk by adjusting the fund's weighting between seasoned, or older, mortgages, which tend to have more predictable prepayment characteristics, and those that have been issued more recently. So, as interest rates began to rise in the past few months, resulting in fewer refinancings and greater investor demand for GNMA securities, we felt GNMAs were likely perform better, and we increased the fund's GNMA exposure. Last summer, the fund's allocation to GNMAs was about 87 percent of net assets. More recently, this allocation has stood at about 90 percent, which is close to neutral, relative to the fund's peers.

1 The yield curve is a graph that shows the term structure of interest rates by plotting the yields of all bonds of the same quality, with maturities ranging from the shortest to the longest. The resulting curve shows the relationship among short-, intermediate- and long-term interest rates. A "normal," or positive, yield curve slopes upward from left to right because short-term rates are lower than intermediate- or long-term rates.
2 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.
GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the U.S. government.[3] Each GNMA security represents a pool of mortgages from which investors receive principal and interest payments each month. If interest rates fall, home owners tend to refinance and pay off their existing mortgages early, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal on the mortgages underlying GNMA securities tends to be repaid more slowly. However, the value of GNMAs issued previously with coupons that reflect lower prevailing rates - which are now, of course, less attractive to investors - will generally decline, reducing returns to investors. As a result, GNMA funds tend to perform best in environments in which interest rates are not changing significantly.

3 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Q: What other changes did you make in the portfolio during the period?

A: We should start by looking at two factors we watch closely: the yield curve and duration. Most of the time, the yield curve is positive, with short-term rates lower than long-term rates. Occasionally, though not very often, the curve is inverted, and short-term rates are higher than long-term rates. In a flat yield curve, there is little difference between short- and long-term rates.

In managing the fund, we can increase the proportion of assets in short-, intermediate- or longer-term bonds - in other words, near the beginning, middle or end of the curve - depending on our outlook for interest rates. Just as an investor in the stock market tries to buy companies before their prices go up, we try to increase the fund's positions in bond maturities whose interest rates we think will be going down, causing their prices (which move in the opposite direction) to go up. The fund's allocation along the yield curve directly affects its duration, or sensitivity to changes in interest rates. With a relatively long duration, the fund's price is more sensitive to changes in rates than it would be with a shorter duration. Lately, the fund has benefited from the fact that we anticipated the flattening of the yield curve and had slightly more exposure to the long end of the curve, that is, by adding longer-term bonds. We don't anticipate a sharp rise in short-term interest rates in the immediate future, which means the yield curve may remain steep.

Q: What's your outlook for the months ahead?

A: In spite of some positive economic indicators in the past several weeks, we believe the Fed is not going to raise short-term interest rates as quickly as many market observers expect. For one thing, the first quarter of the year tends to be a little stronger compared with the second and third quarters, partly because tax refunds start coming during the quarter. We also have a lot of pent-up demand that was held back at the end of 2001 due to the uncertainty following September 11. So, the Fed may wait to see if the strong growth we saw in the first three months of this year is sustainable in the second quarter before raising interest rates. Therefore, while we believe the economy will continue moving forward, we also believe the market has overestimated the speed with which the Fed will raise short-term interest rates. If we are correct in our assessment, we would expect interest rates to decline moderately, and then remain in a narrow range.

In the environment we envision, we would expect the fund's exposure to GNMAs to serve investors well, given their relatively high yields and attractive valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2002

Sector Diversification	3/31/02	9/30/01

Government National Mortgage Association	90%	87%
U.S. Treasury Obligations	8%	9%
Cash Equivalents, net	2%	4%
	100%	100%

GNMA Coupons*	3/31/02	9/30/01

0-Less than 7%	45%	38%
7-Less than 8%	44%	46%
8% or greater	11%	16%
	100%	100%

* Exclude Cash Equivalents and U.S. Treasury Obligations
Effective Maturity	3/31/02	9/30/01

0-5 years	58%	35%
5-8 years	34%	43%
Greater than 8 years	8%	22%
	100%	100%

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 8.3%
U.S. Treasury Bond: 6.125%, 11/15/2027	10,700,000	10,832,498
7.625%, 2/15/2025 (b)	30,000,000	35,831,250
8.0%, 11/15/2021	25,000,000	30,611,325
11.25%, 2/15/2015	70,000,000	104,223,420
11.75%, 11/15/2014	19,300,000	26,774,987
12.75%, 11/15/2010	34,600,000	43,829,827
14.0%, 11/15/2011	70,000,000	96,075,000
Total U.S. Treasury Obligations (Cost $360,721,632)		348,178,307

Government National Mortgage Association 90.4%
Government National Mortgage Association: 5.5% with various maturities until 12/15/2031	24,832,742	23,320,427
6.0% with various maturities until 4/1/2032 (c) (f)	498,894,858	486,922,513
6.5% with various maturities until 4/1/2032 (c) (f)	1,198,329,618	1,199,478,889
7.0% with various maturities until 1/15/2032	1,029,383,217	1,053,497,806
7.5% with various maturities until 5/1/2032 (c) (f)	584,952,345	610,997,532
8.0% with various maturities until 4/1/2032 (c)	334,478,513	352,309,396
8.5% with various maturities until 2/15/2031	53,034,292	56,481,431
9.0% with various maturities until 9/15/2030	16,402,865	17,750,266
9.5%, 1/15/2021	36,625	40,653
10.5% with various maturities until 1/20/2021	3,168,254	3,615,986
11.5% with various maturities until 2/15/2016	732,544	844,633
12.0% with various maturities until 7/15/2015	1,547,567	1,798,166
12.5% with various maturities until 8/15/2015	1,409,469	1,643,568
13.0% with various maturities until 7/15/2015	199,861	237,060
13.5% with various maturities until 10/15/2014	245,536	295,019
14.0% with various maturities until 12/15/2014	167,809	200,446
14.5%, 10/15/2014	59,290	71,815
15.0% with various maturities until 10/15/2012	100,648	121,858
16.0%, 2/15/2012	31,530	37,657
Total Government National Mortgage Association (Cost $3,776,433,832)		3,809,665,121
Repurchase Agreements 3.5%
Merrill Lynch & Co., Inc., 1.9%, to be repurchased at $150,031,667 on 4/1/2002 (d) (Cost $150,000,000)	150,000,000	150,000,000

	Shares	Value ($)
Cash Equivalents 5.2%
Zurich Scudder Cash Management QP Trust, 1.93% (e) (Cost $221,397,596)	221,397,596	221,397,596

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $4,508,553,060) (a)	107.4	4,529,241,024
Other Assets and Liabilities, Net	(7.4)	(313,654,486)
Net Assets	100.0	4,215,586,538

(a) The cost for federal income tax purposes was $4,514,345,375. At March 31, 2002, net unrealized appreciation for all securities based on tax cost was $14,895,649. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,223,292 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $33,327,643.
(b) At March 31, 2002, this security has been pledged in whole or in part, to cover initial margin requirements for open futures contracts.
(c) When-issued or forward delivery pools included (see Notes to Financial Statements).
(d) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
(e) Zurich Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc., formerly Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield.
(f) Mortgage dollar rolls included.
Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

At March 31, 2002, open futures contracts purchased were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
20 year U.S. Treasury Bond	6/19/2002	421	43,441,201	41,323,781
Total unrealized depreciation on open futures contracts purchased				2,117,420

At March 31, 2002, open futures contracts sold short were as follows:

Futures	Expiration	Contracts	Aggregate Face Value ($)	Value ($)
5 year U.S. Treasury Note	6/19/2002	223	23,746,421	23,132,766
10 year U.S. Treasury Note	6/19/2002	1,149	120,151,951	117,718,641
Total unrealized appreciation on open futures contracts sold short				3,046,965

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $4,508,553,060)	$ 4,529,241,024
Receivable for investments sold	135,277,173
Interest receivable	28,370,618
Receivable for Fund shares sold	852,969
Receivable for daily variation margin on open futures contracts	239,125
Total assets	4,693,980,909
Liabilities
Due to custodian bank	880
Payable for investments purchased	6,917,107
Payable for when-issued and forward delivery securities	240,719,542
Payable for investments purchased - mortgage dollar rolls	226,486,017
Payable for Fund shares redeemed	1,697,187
Accrued management fee	1,414,296
Other accrued expenses and payables	1,159,342
Total liabilities	478,394,371
Net assets, at value	$ 4,215,586,538
Net Assets
Net assets consist of:
Accumulated distributions in excess of net investment income	(13,615,419)
Net unrealized appreciation (depreciation) on: Investments	20,687,964
Futures	929,545
Accumulated net realized gain (loss)	(341,925,029)
Paid-in capital	4,549,509,477
Net assets, at value	$ 4,215,586,538
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($3,802,265,146 / 253,993,298 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.97
Class S Net Asset Value, offering and redemption price per share ($413,321,392 / 27,613,178 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 14.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2002 (Unaudited)
Investment Income
Income: Interest	$ 124,956,997
Expenses: Management fee	8,491,230
Administrative fee	6,368,442
Trustees' fees and expenses	33,594
Other	61,370
Total expenses, before expense reductions	14,954,636
Expense reductions	(201)
Total expenses, after expense reductions	14,954,435
Net investment income	110,002,562
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(1,852,461)
Futures	8,597,736
6,745,275
Net unrealized appreciation (depreciation) during the period on: Investments	(91,775,885)
Futures	961,995
(90,813,890)
Net gain (loss) on investment transactions	(84,068,615)
Net increase (decrease) in net assets resulting from operations	$ 25,933,947

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2002 (Unaudited)	Year Ended September 30, 2001
Operations: Net investment income	$ 110,002,562	$ 247,165,618
Net realized gain (loss) on investment transactions	6,745,275	77,564,804
Net unrealized appreciation (depreciation) on investment transactions during the period	(90,813,890)	120,002,866
Net increase (decrease) in net assets resulting from operations	25,933,947	444,733,288
Distributions to shareholders from: Net investment income: Class AARP	(111,766,321)	(227,213,791)
Class S	(11,851,660)	(21,959,309)
Fund share transactions: Proceeds from shares sold	266,174,684	514,351,054
Reinvestment of distributions	77,460,940	151,670,574
Cost of shares redeemed	(303,764,678)	(597,199,469)
Net increase (decrease) in net assets from Fund share transactions	39,870,946	68,822,159
Increase (decrease) in net assets	(57,813,088)	264,382,347
Net assets at beginning of period	4,273,399,626	4,009,017,279
Net assets at end of period (including accumulated distributions in excess of net investment income of ($13,615,419) at March 31, 2002)	$ 4,215,586,538	$ 4,273,399,626

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP

Years Ended September 30,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 15.32	$ 14.60	$ 14.61	$ 15.40	$ 15.16	$ 14.91
Income (loss) from investment operations: Net investment income	.39[b]	.91[b]	.94	.94	.99	.98
Net realized and unrealized gain (loss) on investment transactions	(.30)	.72	(.01)	(.79)	.24	.25
Total from investment operations	.09	1.63	.93	.15	1.23	1.23
Less distributions from: Net investment income	(.44)	(.91)	(.94)	(.94)	(.99)	(.98)
Net asset value, end of period	$ 14.97	$ 15.32	$ 14.60	$ 14.61	$ 15.40	$ 15.16
Total Return (%)	.61**	11.50	6.62	.99	8.40	8.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3,802	3,875	3,703	4,216	4,593	4,584
Ratio of expenses before expense reductions (%)	.70*	.71	.74[c]	.65	.61	.65
Ratio of expenses after expense reductions (%)	.70*	.71	.73[c]	.65	.61	.65
Ratio of net investment income (%)	5.18*	6.06	6.52	6.25	6.52	6.51
Portfolio turnover rate (%)	91d*	203[d]	264[d]	245[d]	160	87

a For the six months ended March 31, 2002 (Unaudited).
b Based on average shares outstanding during the period.
c The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were .73% and .73%, respectively.
d The portfolio turnover rates including mortgage dollar roll transactions were 159%, 231%, 337% and 258% for the period ended March 31, 2002, September 30, 2001, 2000 and 1999, respectively.
e As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the six months ended March 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.83% to 5.18%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Class S

Years Ended September 30,	2002[a,f]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.32	$ 14.61	$ 14.45
Income (loss) from investment operations: Net investment income	.39[c]	.91[c]	.19
Net realized and unrealized gain (loss) on investment transactions	(.30)	.72	.16
Total from investment operations	.09	1.63	.35
Less distributions from: Net investment income	(.44)	(.92)	(.19)
Net asset value, end of period	$ 14.97	$ 15.32	$ 14.61
Total Return (%)	.61**	11.49	2.72**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	413	399	306
Ratio of expenses (%)	.70*	.72	.68d*
Ratio of net investment income (%)	5.18*	6.05	6.64*
Portfolio turnover rate (%)	91e*	203[e]	264[e]

a For the six months ended March 31, 2002 (Unaudited).
b For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
c Based on average shares outstanding during the period.
d The ratio of operating expenses includes a one-time reduction in reorganization expenses. The ratio without this reduction was .71%.
e The portfolio turnover rates including mortgage dollar roll transactions were 159%, 231% and 337% for the period ended March 31, 2002, September 30, 2001 and 2000, respectively.
f As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to October 1, 2001 are included as interest income. The effect of these changes for the six months ended March 31, 2002 was to decrease net investment income by $.05, increase net realized and unrealized gain (loss) per share by $.05, and decrease the ratio of net investment income to average net assets from 5.83% to 5.18%. Per share data and ratios for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder GNMA Fund (the "Fund") is a non-diversified series of Scudder Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency, or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $347,865,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2003 ($238,618,000), September 30, 2007 ($9,280,000) and September 30, 2008 ($99,967,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts, with the exception of mortgage-backed securities, are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2002, purchases and sales of investment securities (excluding short-term investments, direct U.S. government obligations and mortgage dollar roll transactions) aggregated $1,917,351,652 and $1,738,114,396, respectively. Purchases and sales of direct U.S. government obligations aggregated $163,586,238 and $166,824,891, respectively. Mortgage dollar rolls aggregated $1,417,329,766 and $1,417,329,766, respectively.

C. Related Parties

On April 5, 2002, Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor") was acquired by Deutsche Bank AG. Deutsche Bank AG acquired 100% of ZSI with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund.

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.400% of the first $5,000,000,000 of the Fund's average daily net assets, 0.385% of the next $1,000,000,000 of such net assets and 0.370% of such net assets in excess of $6,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.300% of average daily net assets of each class computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the Class AARP and S shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for the shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2002
Class AARP	$ 5,750,839	$ 997,918
Class S	617,603	109,291
	$ 6,368,442	$ 1,107,209

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2002, totaled $4,840,190 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $201 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2002		Year Ended September 30, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	11,273,642	$ 171,250,962	21,277,605	$ 320,323,519
Class S	6,225,972	94,923,722	12,970,526	194,027,535
		$ 266,174,684		$ 514,351,054
Shares issued to shareholders in reinvestment of distributions
Class AARP	4,485,253	$ 67,677,056	8,952,574	$ 134,142,865
Class S	648,547	9,783,884	1,168,935	17,527,709
		$ 77,460,940		$ 151,670,574
Shares redeemed
Class AARP	(14,710,219)	$ (223,029,457)	(30,914,785)	$ (461,821,938)
Class S	(5,289,861)	(80,735,221)	(9,026,314)	(135,377,531)
		$ (303,764,678)		$ (597,199,469)
Net increase (decrease)
Class AARP	1,048,676	$ 15,898,561	(684,606)	$ (7,355,554)
Class S	1,584,658	23,972,385	5,113,147	76,177,713
		$ 39,870,946		$ 68,822,159

G. Change In Accounting Principle

As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to October 1, 2001, the Fund did not amortize premiums on debt securities. In addition, paydowns on mortgage-backed securities which were included in net realized gain (loss) on investment transactions are included as interest income. The cumulative effect of the accounting change of amortizing premium had no impact on total net assets of the Fund, but resulted in a $838,327 reduction in cost of securities and a corresponding $838,327 increase in net unrealized appreciation, based on securities held by the Fund on October 1, 2001.

The effect of these changes for the six months ended March 31, 2002, was to decrease net investment income by $13,727,414, increase unrealized appreciation (depreciation) by $4,953,988 and increase net realized gains (losses) by $8,773,426. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in presentation.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder GNMA Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
171,992,300	6,496,087	8,024,760

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Privacy Statement April 2002

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277.

Questions on this policy may be sent to the following address:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735.

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669.